UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                January 19, 2004

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                           THERMO ELECTRON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

Delaware                                  1-8002                      04-2209186
(State or other Jurisdiction of   (Commission File Number)         (IRS Employer
Incorporation)                                               Identification No.)

81 Wyman Street, P.O. Box 9046                                        02454-9046
Waltham, Massachusetts                                                (Zip Code)
(Address of Principal Executive Offices)

                                 (781) 622-1000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement

Purchase Agreement
On January 19, 2005, Thermo Electron Corporation (the "Company") and one of its indirect, wholly-owned subsidiaries, entered into a Purchase Agreement (the "Purchase Agreement") with SPX Corporation ("SPX") and certain of its direct and indirect, wholly-owned subsidiaries to purchase the stock of certain businesses and certain assets that comprise the Kendro Laboratory Products division of SPX (the "Acquisition") for $833.5 million in cash, subject to post-closing adjustment. The Agreement contains customary representations, warranties and conditions to closing, including regulatory approval.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed with this report as Exhibit 99.1 and incorporated herein by reference. A copy of the press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.3.

Commitment Letter
On January 19, 2005, the Company entered into a commitment letter agreement (the "Commitment Letter") with JPMorgan Chase Bank, N.A. and JPMorgan Securities Inc. to provide a $600 million 364-day senior unsecured credit facility in connection with the Acquisition upon the terms described in the Summary Terms and Conditions (the "Term Sheet") attached as an exhibit to the Commitment Letter. The commitment is subject to customary conditions for financings of this type. The terms of the facility will be substantially the same as those of the Company's existing five-year credit agreement dated December 17, 2004.

The foregoing description of the Commitment Letter and the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter and the Term Sheet, which are filed with this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         99.1 Purchase Agreement dated January 19, 2005 among Thermo Electron Corporation, one of its indirect, wholly-owned subsidiaries, SPX Corporation and certain of its direct and indirect, wholly-owned subsidiaries.(1)

         99.2 Commitment Letter and Term Sheet dated January 19, 2005 among Thermo Electron Corporation, JPMorgan Chase Bank, N.A. and JPMorgan Securities Inc.

         99.3 Press Release dated January 19, 2005 issued by Thermo Electron Corporation to announce the execution of the Purchase Agreement.

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 20th day of January 2005.


                                                     THERMO ELECTRON CORPORATION


                                                     By: /s/ Kenneth J. Apicerno
                                                         -----------------------
                                                         Kenneth J. Apicerno
                                                         Treasurer